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                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of West Town Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities Exchange Commission on November 4, 2002 (the "Report"), I, Jeffrey P. Kosobucki, Vice President and Chief Financial Officer of the Company, certify, (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jeffrey P. Kosobucki

Jeffrey P. Kosobucki
Vice President and Chief Financial Officer
November 4, 2002